UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission file no. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                       Other Events

On August 7, 2020, the United States District Court for the District of Delaware (the “Court”) entered an order preliminarily approving a derivative settlement and providing for notice of the settlement to stockholders of Lannett Company, Inc. (the “Company”) in the matter captioned In Re: Lannett Company, Inc. Derivative Litigation, Civil Action No. 1:19-cv-00888-MN (D. Del.). The proposed settlement is subject to final approval by the Court. A settlement hearing is scheduled for October 7, 2020. As required by the order, the Notice of Proposed Settlement and Dismissal With Prejudice of Derivative Action (the “Notice”) and the Stipulation of Settlement, dated May 22, 2020 (the “Stipulation”) are attached to this Current Report on Form 8-K as Exhibits 99.1, and 99.2, respectively. The Notice and the Stipulation are also available on the Company’s website at https://lannett.investorroom.com/derivative-litigation-settlement. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Form 8-K.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the proposed settlement of the derivative action. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: the settlement may not receive requisite approval, may not have the expected impact, including resolving the derivative actions, or may require more activity or expense than expected. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01                       Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Notice of Proposed Settlement and Dismissal With Prejudice of Derivative Action
99.2	Stipulation and Agreement of Settlement dated May 22, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: August 17, 2020

4